                                                                   Exhibit 24.2

                               M.A. HANNA COMPANY

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that M.A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements on Form S-4 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be exchanged in a consolidation of the Company, The Geon Company and a new Ohio corporation, and each of the undersigned Directors and officers of the Company hereby constitutes and appoints John S. Pyke, Jr. and Patrick J. Leddy, and each of them, his or her true and lawful attorney-in-fact, as agent with full power and substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority, including any state securities regulatory board or commission, pertaining the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18 day of May, 2000.

                                             /s/ P. D. Ashkettle
                                             -------------------------------
                                             P. D. Ashkettle

                                             /s/ M. S. Duffey
                                             -------------------------------
                                             M. S. Duffey

                                             /s/ T. E. Lindsey
                                             -------------------------------
                                             T. E. Lindsey

                                             /s/ C. A. Cartwright
                                             -------------------------------
                                             C. A. Cartwright

                                             /s/ W. R. Embry
                                             -------------------------------
                                             W. R. Embry

                                             /s/ J. T. Eyton
                                             -------------------------------
                                             J. T. Eyton

                                             /s/ R. A. Garda
                                             -------------------------------
                                             R. A. Garda


                                             -------------------------------
                                             G. D. Harnett

                                             /s/ D. H. Hoag
                                             -------------------------------
                                             D. H. Hoag


                                             -------------------------------
                                             G. D. Kirkham

                                             /s/ D. B. Lewis
                                             -------------------------------
                                             D. B. Lewis

                                             /s/ M. L. Mann
                                             -------------------------------
                                             M. L. Mann

                                             /s/ M. D. Walker
                                             -------------------------------
                                             M. D. Walker